UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2023

MALACHITE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	MLCT	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On April 11, 2023, Malachite Innovations, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with the Purchasers identified therein (the “Purchasers”) providing for the issuance and sale by the Company to the Purchasers of (i) 2,733,334 shares of the Company’s common stock (the “Shares”) at a price of $0.15 per share and (ii) warrants to purchase up to an additional 2,733,333 shares of the Company’s common stock (the “Warrants”, and the shares issuable upon exercise of the Warrant, the “Warrant Shares”) at a price of $0.60 per share. After deducting for fees and expenses, the aggregate net proceeds from the sale of the Shares and Warrants is approximately $400,000.

The Warrants are immediately exercisable and expire on the five-year anniversary of the date of issuance, which is April 11, 2028. The exercise prices of the Warrants are subject to adjustment for stock dividends and splits, and pro rata distributions to the Company’s common stockholders. If the Purchasers exercise the Warrants within five years the Company would receive additional aggregate net proceeds of approximately $1,640,000.

The Purchase Agreements contain the customary representations, warranties, indemnification rights and obligations of the parties in agreements of this type, including that the Company will make reasonable efforts to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), to register the Shares and the Warrant Shares within a reasonable time following the closing. The transactions represented by the Purchase Agreements closed on April 11, 2023.

The issuance of the Shares and Warrants was made in a private placement transaction, pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and certain rules and regulations promulgated under that section and pursuant to exemptions under state securities laws, as a sale to “accredited investors” as defined in Rule 501(a) of the Securities Act.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Purchase Agreements attached hereto as Exhibit 10.1.

Two of the Purchasers, Mr. Edward Feighan and Ms. Rebecca Wharton, are considered affiliates of the Company because Mr. Feighan is the Chairman of the Company’s board of directors and Ms. Wharton is the Company’s Human Resource Manager.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 3.02 in its entirety.

Pursuant to the Purchase Agreements, the Company issued an aggregate of 2,733,334 shares of the Company’s common stock to the Purchasers on April 11, 2023. The sale of the Shares was exempt from the registration requirements of the Securities Act as transactions by an issuer not involved in any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”). The Company made this determination based on the representations of the Purchasers in the Purchase Agreements, including, but not limited to, that each of them is an “accredited investor” within the meaning of Rule 501 of Regulation D and had access to full and complete information about the Company and their respective investment.

Item 8.01 Other Events.

Press Release

On April 13, 2023, the Company issued a press release announcing the entry into the Purchase Agreements, described in Item 1.01 hereof.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) is furnished pursuant to Item 8.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Portions of this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different due to a number of factors. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about significant risks that may impact the Company is contained in the Company’s filings with the Securities and Exchange Commission and may be accessed at www.sec.gov. The Company is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement dated April 11, 2023, between the Company and the Purchasers
10.2	Form of Warrant dated April 11, 2023, between the Company and the Purchasers
99.1	Press Release dated April 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALACHITE INNOVATIONS, INC.

Dated: April 13, 2023	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement dated April 11, 2023, between the Company and the Purchasers
10.2	Form of Warrant dated April 11, 2023, between the Company and the Purchasers
99.1	Press Release dated April 13, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)